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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                January 24, 2001

                             QUENTRA NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       1-5486                 36-2448698
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


         1640 S. Sepulveda Boulevard, Suite 320, Los Angeles, CA 90025
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                     Address of principal executive offices


                                 (800) 935-8506
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                         Registrant's Telephone Number,
                               Including area code

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Item 5.     Other Events.

     On January 25, 2001, the Company announced that it signed a Letter of Intent to sell its subsidiary HomeAccess MicroWeb, Inc. to Group Long Distance, Inc. The Letter of Intent is attached hereto as Exhibit 10.1, in which the terms and conditions of the intended sale of HomeAccess are disclosed. The completion of this transaction is subject to a number of conditions, including but not limited to the approval of the U.S. Bankruptcy Court.

     A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 7.    Exhibits.

     (c)  Exhibits

          10.1 Letter of Intent by and between Group Long Distance, Inc. and Quentra Networks, Inc. executed on January 24, 2001.

          99.1 Press release issued by Quentra Networks, Inc. on January 25,
               2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 7th day of February 2001.

                                   QUENTRA NETWORKS, INC.



                                   By:   /s/ Timothy G. Atkinson
                                         --------------------------------------
                                         Timothy G. Atkinson
                                         Vice President of Business Development
                                         and General Counsel


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